UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

on behalf of the

Credit Suisse Adjustable Rate Mortgage Trust 2007-1

(Exact name of registrant as specified in its charter)

Delaware	333-135481-14	13-3460894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eleven Madison Avenue, New York, NY	10010
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code (212) 325-2000.

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On February 28, 2007, Credit Suisse First Boston Mortgage Securities Corp. caused the issuance and sale of the Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2007-1, pursuant to a Series Supplement, dated as of February 1, 2007, to a Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, as special servicer, modification oversight agent and a servicer, Wells Fargo Bank, N.A., as trust administrator, master servicer, and a servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:
10.1

Series Supplement, dated as of February 1, 2007, to the Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, as special servicer, modification oversight agent and a servicer, Wells Fargo Bank, N.A., as trust administrator, master servicer, and a servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

10.2	Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007.

10.3	Assignment and Assumption Agreement, dated as of February 1, 2007, by and between DLJ Mortgage Capital, Inc. and Credit Suisse First Boston Mortgage Securities Corp.

10.4	Group 5 Interest Rate Cap Agreement, dated as of February 28, 2007 by and between Wells Fargo Bank, N.A., as trust administrator and Credit Suisse International.

10.5	Mortgage Loan Tape.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2007

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele
Name: Kevin Steele
Title: Vice President

Exhibit Index

Exhibit Number	Description

10.1

Series Supplement, dated as of February 1, 2007, to the Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, as special servicer, modification oversight agent and a servicer, Wells Fargo Bank, N.A., as trust administrator, master servicer, and a servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

10.2	Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007.

10.3	Assignment and Assumption Agreement, dated as of February 1, 2007, by and between DLJ Mortgage Capital, Inc. and Credit Suisse First Boston Mortgage Securities Corp.

10.4	Group 5 Interest Rate Cap Agreement, dated as of February 28, 2007 by and between Wells Fargo Bank, N.A., as trust administrator and Credit Suisse International.

10.5	Mortgage Loan Tape.